UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 24, 2003

(Date of earliest event reported)

InterTAN, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-10062	75-2130875
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

279 Bayview Drive Barrie, Ontario, Canada	L4M 4W5
(Address of principal executive offices)	(Postal Code)

Registrant’s telephone number, including area code:

(705) 728-6242

ITEM 7.    Financial Statements and Exhibits

The following are furnished as Exhibits to this Report.

Exhibit No.	Description of Exhibit

99.1	Transcript of the Earnings Conference Call held October 24, 2003.

Item 5.    Other Events

and

ITEM 9.    Regulation FD Disclosure

and

ITEM 12.    Results of Operations and Financial Condition

On October 24, 2003, the Registrant held a telephonic conference call to discuss and answer questions concerning its first quarter results for the fiscal year 2004 and other matters, including the resolution of a proxy contest. The results and other matters were the subject matter of two separate press releases issued by the Registrant on October 24, 2003. Such press releases were the subject of a Form 8-K filing of the Registrant made October 24, 2003. A transcript of such conference call is attached as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

InterTAN, Inc.

October 27, 2003	By:	/s/ Jeffrey A. Losch
Jeffrey A. Losch Senior Vice President Secretary and General Counsel

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